UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 5, 2004
                                                 -------------------------------



                     ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                            1-8403                   38-1749884
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(State or Other Jurisdiction       (Commission File           (IRS Employer
 of Incorporation)                  Number)                  Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code          (248) 293-0440
                                                    ----------------------------



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         (Former name or former address, if changed since last report)

      Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.      Other Events

      On February 5, 2004, the Registrant issued a press release announcing the nomination of directors by the Compensation and Nominating Committee for election to the Board of Directors at the Registrant's Annual Meeting of Stockholders to be held on March 18, 2004. The Registrant also announced certain executive management changes.

      Attached hereto as exhibit 99.1 is a copy of the press release issued by the Registrant on February 5, 2004.


Exhibit Index:

99.1 Press Release issued by the Registrant announcing director nominees and executive management changes

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ENERGY CONVERSION DEVICES, INC.


                              By:   /s/ Stephan W. Zumsteg
                                     ------------------------------------
                                     Vice President and Chief Financial Officer

Date: February 11, 2004